UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 7, 2020
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(See definition of “large accelerated filer," "accelerated filer," "smaller reporting company” and "emerging growth company" in Rule 12b-2 of the Exchange Act). (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

Emerging growth company	☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).   ☐  Yes    ☒  No
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01 Regulation FD Disclosure.

Tender Offer

On October 7, 2020, Kennedy Wilson Europe Real Estate Limited (“KWE”), a wholly-owned subsidiary of Kennedy-Wilson Holdings, Inc. (the “Company” or “we”), issued a press release announcing the commencement of a cash tender offer (the “Tender Offer”) for up to £325.0 million in aggregate nominal amount of its £500.0 million outstanding sterling-denominated 3.95% bonds due 2022 (the “Bonds”). KWE may increase or decrease the maximum aggregate nominal amount of Bonds subject to the Tender Offer in its sole and absolute discretion.

The purchase price for the Bonds validly tendered and accepted for purchase pursuant to the Tender Offer will be a price equal to 101% of the nominal amount of the relevant Bonds. The Tender Offer will expire at 4:00 p.m., London time, on October 14, 2020, unless extended, re-opened or earlier terminated (the “Expiration Deadline”).

Holders will also receive accrued and unpaid interest on the Bonds validly tendered and accepted for purchase from the last interest payment date up to, but not including, the date KWE initially makes payment for such Bonds, which date is anticipated to be October 22, 2020 (the “Settlement Date”) (subject to the right of KWE to extend, re-open, amend and/or terminate the Tender Offer). This Current Report on Form 8-K is neither an offer to purchase nor a solicitation to buy any of the Bonds nor is it a solicitation for acceptance of the Tender Offer.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Recent Developments

KWE currently has a firm commitment for four separate new secured financings over certain properties located in the United Kingdom and Ireland for an aggregate amount of up to £285.0 million, each with a 3-year term with two 1-year extension options at a rate of GBP LIBOR/EURIBOR, as applicable, plus 3%. KWE expects to pay for the Tender Offer using a combination of current cash on the balance sheet and loan proceeds from such secured financings.

In addition, KWE is in advanced negotiations on certain asset sales located in the U.K and Ireland for aggregate gross sales proceeds of approximately £229 million and is currently considering various strategic options with respect to its investments in industrial and logistics assets in the U.K., including entering into joint ventures with existing or new equity partners. There can be no assurance that KWE will complete any or all of these transactions.

The information in this report is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are necessarily estimates reflecting the judgment of our senior management based on our current estimates, expectations, forecasts and projections and include comments that express our current opinions about trends and factors that may impact future operating results. Disclosures that use words such as “believe,” “may,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: timing and consummation of the Tender Offer and risks and uncertainties related to market conditions and satisfaction of customary closing conditions related to the Tender Offer.

Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of our control, and involve known and unknown risks and uncertainties that could cause our actual results, performance or achievement, or industry results to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. These risks and uncertainties may include the risks and uncertainties described elsewhere in this report and other filings with the Securities and Exchange Commission (the “SEC”), including the Item 1A. “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2019, as supplemented by the risk factors disclosed in Item 1A. of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in the context of the various disclosures made by us about our businesses including, without limitation, the risk factors discussed in our filings with the SEC. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Kennedy Wilson Europe Real Estate Limited dated October 7, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: October 7, 2020